EXHIBIT 10.2
                                                                    ------------





                          SALE AND SERVICING AGREEMENT


                                      among


                         BMW VEHICLE OWNER TRUST 2006-A,
                                     Issuer


                             BMW FS SECURITIES LLC,
                                   Depositor,


                         BMW FINANCIAL SERVICES NA, LLC,
             Seller, Sponsor, Servicer, Administrator and Custodian,


                                       and


                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                Indenture Trustee


                          Dated as of September 1, 2006




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                                TABLE OF CONTENTS

                                                                          PAGE

                              ARTICLE I DEFINITIONS

      SECTION 1.01.     Definitions............................................1

      SECTION 1.02.     Other Definitional Provisions.........................17

                      ARTICLE II CONVEYANCE OF RECEIVABLES

      SECTION 2.01.     Conveyance of Receivables.............................18

                           ARTICLE III THE RECEIVABLES

      SECTION 3.01.     Representations and Warranties of the Seller..........19

      SECTION 3.02.     Representations and Warranties of the Depositor.......20

      SECTION 3.03.     Repurchase Upon Breach................................21

      SECTION 3.04.     Custody of Receivable Files...........................22

      SECTION 3.05.     Duties of Servicer as Custodian.......................22

      SECTION 3.06.     Instructions; Authority to Act........................23

      SECTION 3.07.     Custodian's Indemnification...........................23

      SECTION 3.08.     Effective Period and Termination......................23

                          ARTICLE IV ADMINISTRATION AND
                            SERVICING OF RECEIVABLES

      SECTION 4.01.     Duties of Servicer....................................24

      SECTION 4.02.     Collection of Receivable Payments;
                        Modifications of Receivables..........................25

      SECTION 4.03.     Realization upon Receivables..........................26

      SECTION 4.04.     Physical Damage Insurance.............................26

      SECTION 4.05.     Maintenance of Security Interests in Financed
                        Vehicles..............................................26

      SECTION 4.06.     Covenants of Servicer.................................26

      SECTION 4.07.     Purchase of Receivables Upon Breach...................27

      SECTION 4.08.     Servicing Fee.........................................27

      SECTION 4.09.     Servicer's Certificate................................28

      SECTION 4.10.     Annual Statement as to Compliance; Notice of
                        Servicer Termination Event............................28

      SECTION 4.11.     Assessment of Compliance and Annual
                        Accountants' Attestation..............................28

      SECTION 4.12.     Access to Certain Documentation and Information
                        Regarding Receivables.................................29

      SECTION 4.13.     Term of Servicer......................................30

      SECTION 4.14.     Access to Information Regarding Trust and Basic
                        Documents.............................................30

                            ARTICLE V DISTRIBUTIONS;
                          STATEMENTS TO SECURITYHOLDERS

      SECTION 5.01.     Establishment of Accounts.............................30

      SECTION 5.02.     Collections...........................................33

      SECTION 5.03.     Application of Collections............................33

      SECTION 5.04.     Purchase Amounts......................................33

      SECTION 5.05.     Reserved..............................................33

      SECTION 5.06.     Distributions.........................................33

      SECTION 5.07.     Reserve Account.......................................35

      SECTION 5.08.     Statements to Securityholders.........................36

      SECTION 5.09.     Reserved..............................................38

      SECTION 5.10.     Reserved..............................................38

      SECTION 5.11.     Advances by the Servicer..............................38

                            ARTICLE VI THE DEPOSITOR

      SECTION 6.01.     Representations, Warranties and Covenants of
                        Depositor.............................................38

      SECTION 6.02.     Company Existence.....................................40

      SECTION 6.03.     Liability of Depositor................................40

      SECTION 6.04.     Merger or Consolidation of, or Assumption of
                        the Obligations of, Depositor.........................40

      SECTION 6.05.     Limitation on Liability of Depositor and Others.......41

      SECTION 6.06.     Depositor May Own Securities..........................41

      SECTION 6.07.     Depositor to Provide Copies of Relevant
                        Securities Filings....................................41

      SECTION 6.08.     Amendment of Depositor's Organizational
                        Documents.............................................41

                            ARTICLE VII THE SERVICER

      SECTION 7.01.     Representations, Warranties and Covenants of
                        Servicer..............................................42

      SECTION 7.02.     Indemnities of Servicer...............................43

      SECTION 7.03.     Merger or Consolidation of, or Assumption of
                        the Obligations of, Servicer..........................44

      SECTION 7.04.     Limitation on Liability of Servicer and Others........45

      SECTION 7.05.     Appointment of Subservicer or Subcontractor...........45

      SECTION 7.06.     Servicer Not to Resign................................46

      SECTION 7.07.     Servicer May Own Securities...........................47

      SECTION 7.08.     Information to be Provided by the Servicer............47

      SECTION 7.09.     Remedies..............................................47

                              ARTICLE VIII DEFAULT

      SECTION 8.01.     Servicer Termination Events...........................48

      SECTION 8.02.     Consequences of a Servicer Termination Event..........49

      SECTION 8.03.     Appointment of Successor Servicer.....................50

      SECTION 8.04.     Notification to Securityholders.......................51

      SECTION 8.05.     Waiver of Past Defaults...............................51

                             ARTICLE IX TERMINATION

      SECTION 9.01.     Optional Purchase of All Receivables..................52

                             ARTICLE X MISCELLANEOUS

      SECTION 10.01.    Amendment.............................................52

      SECTION 10.02.    Protection of Title to Trust..........................53

      SECTION 10.03.    Notices...............................................55

      SECTION 10.04.    Assignment by the Depositor or the Servicer...........55

      SECTION 10.05.    Limitations on Rights of Others.......................55

      SECTION 10.06.    Severability..........................................56

      SECTION 10.07.    Counterparts..........................................56

      SECTION 10.08.    Headings..............................................56

      SECTION 10.09.    Governing Law.........................................56

      SECTION 10.10.    Assignment by Issuer..................................56

      SECTION 10.11.    Nonpetition Covenants.................................56

      SECTION 10.12.    Limitation of Liability of Owner Trustee and
                        Indenture Trustee.....................................56

      SECTION 10.13.    Depositor Payment Obligation..........................57

      SECTION 10.14.    Intent of the Parties; Reasonableness.................57



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                                    EXHIBITS

SCHEDULE A      Schedule of Receivables
SCHEDULE B      Location of Receivable Files
SCHEDULE C      Yield Supplement Overcollateralization Amount
EXHIBIT A       Representations and Warranties of the Seller
EXHIBIT B       Form of Payment Date Statement to Securityholders
EXHIBIT C       Form of Servicer's Certificate
EXHIBIT D       Form of Dealer Agreement
EXHIBIT E       Form of Annual Certification
EXHIBIT F       Servicing Criteria to be Addressed in Assessment of Compliance

            THIS SALE AND SERVICING AGREEMENT (this "Agreement"), dated as of September 1, 2006, is among BMW VEHICLE OWNER TRUST 2006-A, a Delaware statutory trust (the "Issuer"), BMW FS SECURITIES LLC, a Delaware limited liability company (the "Depositor"), BMW FINANCIAL SERVICES NA, LLC, a Delaware limited liability company ("BMW FS"), as the seller (in such capacity, the "Seller"), as the sponsor (in such capacity, the "Sponsor"), as servicer (in such capacity, the "Servicer"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian"), and Deutsche Bank Trust Company Americas, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

            WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts and promissory notes generated by BMW FS in the ordinary course of its business and sold by BMW FS to the Depositor;

            WHEREAS, the Depositor is willing to sell such receivables to the Issuer; and

            WHEREAS, BMW FS is willing to service such receivables.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            "Advance" means, as to any Payment Date, the aggregate of all scheduled payments of interest which were due during the related Collection Period that remained unpaid at the end of such Collection Period and were not collected during such Collection Period, exclusive of any such scheduled payment which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such scheduled payment were made.

            "Advance Reimbursement Amount" means any amount received or deemed to be received by the Servicer pursuant to Section 5.11 in reimbursement of an Advance made out of its own funds.

            "Agreement" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.



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            "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

            "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

            "Available Amounts" means, with respect to any Payment Date, the sum of Available Principal and Available Interest.

            "Available Amounts Shortfall" shall have the meaning set forth in
Section 5.06(b).

            "Available Interest" means, with respect to any Payment Date, the sum of the following amounts, without duplication, allocable to interest received or allocated by the Servicer on or in respect of the Receivables during the related Collection Period: (a) that portion of all collections on Receivables allocable to interest (including the amount, if any, of Advances for that Collection Period, but excluding the amount, if any, of reimbursements of Advance previously made to the Servicer), (b) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (c) Recoveries for such Collection Period, (d) Investment Earnings for the related Payment Date, (e) Liquidation Proceeds for such Collection Period to the extent allocable to interest and (f) Net Investment Losses deposited by the Servicer; provided, however, that in calculating the Available Interest the following will be excluded: all payments and proceeds that are allocable to interest (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Available Interest in a prior Collection Period.

            "Available Principal" means, with respect to any Payment Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (a) the portion of all collections on Receivables allocable to principal, (b) Liquidation Proceeds for such Collection Period to the extent allocable to principal and (c) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period.

            "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

            "BMW Capital" means BMW US Capital LLC, a Delaware limited liability company.



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            "BMW FS" means BMW Financial Services NA, LLC, a Delaware limited liability company.

            "Business Day" means any day other than a Saturday, a Sunday or a day on which a national banking association or a commercial banking institution in the State of New Jersey, the State of Delaware or the State of New York is authorized or obligated by law or executive order to remain closed.

            "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

            "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

            "Certificate Final Scheduled Payment Date" means the Payment Date in June 2013.

            "Certificate Percentage Interest" has the meaning assigned to such term in the Trust Agreement.

            "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

            "Class" means any one of the classes of Notes.

            "Class A Rate" means the Class A-1 Rate, Class A-2 Rate, Class A-3 Rate or Class A-4 Rate, as applicable.

            "Class A-1 Final Scheduled Payment Date" means the September 2007 Payment Date.

            "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

            "Class A-1 Noteholder" means the Person in whose name a Class A-1
Note is registered in the Note Register.

            "Class A-1 Notes" means the 5.36344% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

            "Class A-1 Rate" means 5.36344% per annum.

            "Class A-2 Final Scheduled Payment Date" means the May 2009 Payment Date.


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            "Class A-2 Noteholder" means the Person in whose name a Class A-2
Note is registered in the Note Register.

            "Class A-2 Notes" means the 5.30% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

            "Class A-2 Rate" means 5.30% per annum.

            "Class A-3 Final Scheduled Payment Date" means the September 2010 Payment Date.

            "Class A-3 Noteholder" means the Person in whose name a Class A-3
Note is registered in the Note Register.

            "Class A-3 Notes" means the 5.13% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

            "Class A-3 Rate" means 5.13% per annum.

            "Class A-4 Final Scheduled Payment Date" means the August 2011 Payment Date.

            "Class A-4 Noteholder" means the Person in whose name a Class A-4
Note is registered in the Note Register.

            "Class A-4 Notes" means the 5.07% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

            "Class A-4 Rate" means 5.07% per annum.

            "Class B Final Scheduled Payment Date" means the June 2013 Payment Date.

            "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

            "Class B Notes" means the 5.19% Asset Backed Notes, Class B, substantially in the form of Exhibit A-5 to the Indenture.

            "Class B Rate" means 5.19% per annum.

            "Closing Date" means September 22, 2006.

            "Collateral" has the meaning specified in the Granting Clause of the Indenture.



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            "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

            "Collection Period" means with respect to any Payment Date, the calendar month preceding such Payment Date. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Payment Date.

            "Commission" means the Securities and Exchange Commission.

            "Contract" means a motor vehicle retail installment sale contract or promissory note.

            "Controlling Class" means with respect to any Notes Outstanding, the Class A Notes (voting together as a single class) so long as the Class A Notes are Outstanding, and thereafter the Class B Notes so long as any Class B Notes are Outstanding (in each case excluding Notes held by the Depositor, the Servicer or their Affiliates).

            "Conveyed Assets" shall have the meaning set forth in Section 2.01.

            "Custodian" means BMW FS, in its capacity as custodian of the Receivables.

            "Cutoff Date" means the close of business on August 31, 2006.

            "Dealer" means the dealer who sold a Financed Vehicle and who originated the related Receivable and assigned it to BMW FS pursuant to a Dealer Agreement.

            "Dealer Agreement" means an agreement between BMW FS and a Dealer pursuant to which such Dealer sells Contracts to BMW FS, substantially in the form of Exhibit D.

            "Delinquent Receivable" means a Receivable with respect to which more than 20% of any Scheduled Payment is more than 29 days delinquent as of the last day of the related Collection Period, excluding Receivables with respect to which the related Financed Vehicle has been repossessed and Liquidated Receivables.

            "Delivery" when used with respect to Trust Account Property means:

            (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a


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certificated security (as defined in Section 8-102(a)(4) of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

            (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

            (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

            (d) with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

            "Depositor" means BMW FS Securities LLC and its successors in interest.



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            "Determination Date" means, with respect to each Payment Date, the
18th calendar day of the month in which such Payment Date occurs (or if such 18th day is not a Business Day, the next succeeding Business Day).

            "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

            "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that (i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and acceptable to Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and acceptable to Moody's and (ii) the deposits of which are insured by the FDIC.

            "Eligible Investments" means securities, negotiable instruments or security entitlements that evidence:

            (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

            (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

            (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);



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            (e)   bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

            (g) any other investment with respect to which the Issuer, the Indenture Trustee or the Servicer has received written notification from each Rating Agency that the acquisition of such investment will satisfy the Rating Agency Condition.

            "Eligible Servicer" means BMW FS or any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts, promissory notes or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts, promissory notes or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $50,000,000.

            "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

            "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

            "Financed Vehicle" means a new or used automobile, sport utility vehicle or motorcycle, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

            "First Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount equal to the excess, if any of (a) the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on such preceding Payment Date) over (b) the Pool Balance at the end of the Collection Period preceding such Payment Date less the Yield Supplement Overcollateralization Amount for such Payment Date; provided however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on such Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment Date); and provided further, that the First Priority Principal Distribution Amount on and after the Final Scheduled Payment Date of a Class of Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of such Class of Class A Notes and all earlier maturing classes of Class A Notes to zero.



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            "Indenture" means the Indenture, dated as of September 1, 2006, between the Issuer and the Indenture Trustee.
            "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

            "Initial Class A-1 Note Balance" means $323,000,000.

            "Initial Class A-2 Note Balance" means $308,000,000.

            "Initial Class A-3 Note Balance" means $280,000,000.

            "Initial Class A-4 Note Balance" means $173,044,000.

            "Initial Class B Note Balance" means $24,952,000.

            "Initial Pool Balance" means an amount equal to the aggregate Principal Balance of the Receivables as of the Cutoff Date.

            "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

            "Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

            "Interest Period" means (a) with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to but excluding the next succeeding Payment Date and (b) with respect to the Class A-2, Class A-3, Class A-4 Notes and Class B Notes, the period from and including the 25th day of the calendar month (or, in the case of the first Payment Date,


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from and including the Closing Date) to but excluding the 25th day of the next calendar month.

            "Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Note Distribution Account to be applied on such Payment Date pursuant to Section 5.01(d).

            "Issuer" means BMW Vehicle Owner Trust 2006-A.

            "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

            "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the related Financed Vehicle has been repossessed in excess of 90 days and has not yet been liquidated, (iii) the Servicer has determined in accordance with its credit policies that all amounts that it expects to receive with respect to the Receivable have been received or
(iv) the end of the Collection Period in which the Receivable becomes 150 days or more past due.

            "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

            "Minimum Required Rating" means, with respect to BMW Capital, a short-term unsecured debt rating of the commercial paper of BMW Capital (which commercial paper is guaranteed by Bayerische Motoren Werke Aktiengesellschaft) equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

            "Moody's" means Moody's Investors Service, Inc., and its successors.

            "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(d) exceeds the aggregate of all interest and other income realized during such period on such funds.

            "Nonrecoverable Advance" means any Advance made or proposed to be made pursuant to Section 5.11, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment.

            "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance, (iv) the Initial Class A-4 Note Balance and (v) the Initial Class B Note Balance, less all amounts allocable to principal distributed to Noteholders on or prior to such date.

            "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

            "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original Outstanding Amount of such Class of Notes. Each Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

            "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders, the Class A-4 Noteholders or the Class B Noteholders.

            "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

            "Officers' Certificate" means a certificate signed by (a) the chairman of the board, any vice president, the controller or any assistant controller and (b) the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

            "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

            "Outstanding" has the meaning assigned to such term in the Indenture.

            "Outstanding Amount" means, as of any date of determination, the aggregate principal amount of one Class or of all Classes of Notes, as applicable, Outstanding as of such date of determination.

            "Outstanding Amount Advanced" means, as to any Payment Date, the aggregate of all Advances remitted by the Servicer out of its own funds pursuant to Section 5.11, less the aggregate of all related Advance Reimbursement Amounts actually received prior to such Payment Date.

            "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

            "Payment Date" means, with respect to each Collection Period, the 25th day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on October 25, 2006.

            "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

            "Pool Balance" means, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted by the Servicer for the related Collection Period, and after reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

            "Principal Balance" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method.

            "Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

            "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus unpaid interest on such amount at the applicable APR to the last day of the month of repurchase.

            "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to
Section 3.03 hereof and the Receivables Purchase Agreement.

            "Rating Agency" means Moody's and Standard & Poor's, as the context may require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

            "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of any Class of Notes.

            "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance thereof over the portion of related Liquidation Proceeds allocable to principal.

            "Receivable Files" means the following documents with respect to each Financed Vehicle:

                        (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable including any deferment agreement);

                        (ii) the original credit application, or an electronic copy thereof;

                        (iii) the original certificate of title or such other
            documents that the Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle; and

                        (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

            "Receivables" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

            "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of September 1, 2006, between BMW FS, as seller, and the Depositor.

            "Record Date" means, as to any Payment Date (i) if the Notes are issued in book-entry form, the day immediately preceding such Payment Date and
(ii) if the Notes are issued in definitive form, the last day of the month preceding such Payment Date.

            "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

            "Redemption Price" shall have the meaning set forth in the Indenture.

            "Regular Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of an amount equal to (i) the aggregate Outstanding Amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment Date) or the Closing Date (in the case of the first Payment Date), as the case may be, minus (ii) the Pool Balance at the end of the Collection Period preceding such Payment Date less the Yield Supplement Overcollateralization Amount with respect to such Payment Date and less the Target Credit Enhancement Overcollateralization Amount with respect to such Payment Date; over the sum of the First Priority Principal Distribution Amount and the Second Priority Principal Distribution Amount with respect to such Payment Date; provided however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate Outstanding Amount of all of the Notes on such Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date in respect of the First Priority Principal Distribution Amount, if any, and the Second Priority Principal Distribution Amount, if any); provided further, that the Regular Principal Distribution Amount on and after the Final Scheduled Payment Date of a Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of that Class of Notes and all earlier maturing classes of Notes to zero.

            "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            "Reserve Account" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.01(c).

            "Reserve Account Initial Deposit" means $2,772,490.93.

            "Reserve Account Required Amount" means (a) on the Closing Date, the Reserve Account Initial Deposit and (b) with respect to any Payment Date, an amount equal to the lesser of $2,772,490.93 and the aggregate Outstanding Amount of the Notes.

            "Reserve Account Withdrawal Amount" means, with respect to each Payment Date, the lesser of (c) the excess of (i) the amounts due under Section 5.06(b)(i) through (v) over (ii) Available Amounts for such Payment Date and (y) the amount on deposit in the Reserve Account for such Payment Date.

            "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer.

            "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

            "Second Priority Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of an amount equal to (i) the aggregate Outstanding Amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment Date) or the Closing Date (in the case of the first Payment Date), as the case may be, minus (ii) the Pool Balance at the end of the Collection Period preceding such Payment Date less the Yield Supplement Overcollateralization Amount with respect to such Payment Date over the First Priority Principal Distribution Amount with respect to such Payment Date; provided however, that the Second Priority Principal Distribution Amount shall not exceed the sum of the aggregate Outstanding Amount of all of the Notes on such Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date in respect of the First Priority Principal Distribution Amount, if any); and provided further, that the Second Priority Principal Distribution Amount on and after the Final Scheduled Payment Date of a Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of that Class of Notes and all earlier maturing classes of Notes to zero.

            "Securities" means the Notes and the Certificates.

            "Securityholders" means the Noteholders or the Certificateholders, as the context may require.

            "Seller" means BMW FS and its successor in interest, as the seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

            "Servicer" means BMW FS, as the servicer of the Receivables, and each successor to BMW FS (in the same capacity) pursuant to Section 7.03 or 8.03.

            "Servicer Termination Event" shall have the meaning set forth in
Section 8.01.

            "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

            "Servicing Criteria" means the "servicing criteria" set forth in
Item 1122(d) of Regulation AB, as such may be amended from time to time.

            "Servicing Fee" means an amount equal to the sum of (i) the product of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period, and (ii) any late fees, prepayment charges, extension fees and other administrative fees or similar charges collected on the Receivables.

            "Servicing Fee Rate" means 1.00% per annum.

            "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

            "Specified Credit Enhancement Amount" means, with respect to any Payment Date, the product of (i) 1.25% and (ii) the Pool Balance at the end of the Collection Period preceding such Payment Date, less the Yield Supplement Overcollateralization Amount with respect to such Payment Date; provided, however, that the Specified Credit Enhancement Amount with respect to any Payment Date shall not exceed the sum of the aggregate Outstanding Amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment Date).

            "Standard & Poor's" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors.

            "Subcontractor" means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the asset-backed securities market) of the Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or a Subservicer.

            "Subservicer" means any Person that services Receivables on behalf of the Servicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

            "Target Credit Enhancement Overcollateralization Amount" means, with respect to any Payment Date, the excess, if any, of the Specified Credit Enhancement Amount with respect to such Payment Date over the Reserve Account Required Amount with respect to such Payment Date.

            "Trust" means the Issuer.

            "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

            "Trust Accounts" shall mean the Collection Account, the Note Distribution Account and the Reserve Account.

            "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of September 1, 2006, between the Depositor and the Owner Trustee.

            "Trust Fees and Expenses" will mean all accrued and unpaid Owner Trustee and Indenture Trustee's fees and any amounts due to the Owner Trustee and the Indenture Trustee for reimbursement of expenses or in respect of indemnification and other administrative fees of the Trust.

            "Trust Officer" means, in the case of the Indenture Trustee, any officer within the Institutional Trust Services/Global Debt department of the Indenture Trustee, including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

            "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

            "Yield Supplement Overcollateralization Amount" means, with respect to any Payment Date, the dollar amount set forth next to such Payment Date on Schedule C hereto.

            SECTION 1.02.     Other Definitional Provisions.

            (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

            (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

            (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

            (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

            (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

            SECTION 2.01.     Conveyance of Receivables.

            In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Certificates, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

                        (i) the Receivables and all moneys received thereon after the Cutoff Date;

                        (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

                        (iii) any Liquidation Proceeds and any other proceeds
            with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy;

                        (iv) any property that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Trust;

                        (v) all documents and other items contained in the Receivable Files;

                        (vi) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

                        (vii) all right, title and interest in all funds on
            deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); and

                        (viii) all proceeds from any Receivable repurchased by a
            Dealer pursuant to a Dealer Agreement; and

                        (ix) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (viii) above, the "Conveyed Assets").

            It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant by the Depositor, and the Depositor hereby grants, to the Issuer of a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Conveyed Assets and under all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Securityholders as security for the Depositor's obligations hereunder.

                                  ARTICLE III

                                 THE RECEIVABLES

            SECTION 3.01.     Representations and Warranties of the Seller.

            (a) The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section
2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer or the Custodian.

            (b) The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

            SECTION 3.02. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and with respect to the representations and warranties set forth in paragraphs (d) through (j) below, shall be non-waivable:

            (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables.

            (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in the State of Ohio and the State of Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

            (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

            (d) Valid Security Interest. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

            (e) Perfection. The Depositor has taken all steps necessary to perfect its security interest against the Obligors in the property securing the Receivables. (f) Tangible Chattel Paper. Each Receivable constitutes "tangible chattel paper" within the meaning of the applicable UCC.

            (g) Good and Marketable Title. The Depositor owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

            (h) Filing of Financing Statements. The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder.

            (i) Other Financing Statements. Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

            (j) Original Contract. The Depositor has in its possession all original copies of the Contracts that constitute or evidence the Receivables. The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer. All financing statements filed or to be filed against the Depositor in favor of the Issuer in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer."

            SECTION 3.03. Repurchase Upon Breach. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties made pursuant to
Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof, the Seller shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Seller under the Receivables Purchase Agreement, to purchase as of such last day any Receivable materially and adversely affected by any such breach. In consideration of the repurchase of any such Receivable, the repurchasing Seller shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit, in the manner specified in Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or the agreement contained in this Section shall be to require the Seller to purchase such Receivable pursuant to this Section or to repurchase such Receivable pursuant to the Receivables Purchase Agreement.

            SECTION 3.04. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee. The Servicer may appoint one or more agents to act as subcustodians of certain items contained in a Receivables File so long as the Servicer remains primarily responsible for their safekeeping.

            SECTION 3.05.     Duties of Servicer as Custodian.

            (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive and motorcycle receivables that the Servicer services for itself or others and the Servicer acknowledges that for purposes of Section 9-313(c) of the UCC that it is retaining possession of and acting as custodian for the Receivable Files for the benefit of the Indenture Trustee. The Servicer shall conduct, or cause to be conducted, periodic reviews of the Receivable Files held by it under this Agreement in a manner consistent with its reviews of other receivables serviced for its own account and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any material failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such material failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

            (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 30 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

            SECTION 3.06. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee.

            SECTION 3.07. Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee, as the case may be.

            Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation, each of which is duly documented. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

            SECTION 3.08. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section. If BMW FS, or any successor Servicer, shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of BMW FS as Servicer or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 50% of the Notes of the Outstanding Amount of the Controlling Class (or, if no Notes are then Outstanding, the Certificateholders representing not less than 50% of the aggregate Certificate Percentage Interest, or by the Owner Trustee) in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than 10 Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the termination of BMW FS as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as BMW FS remains the Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF RECEIVABLES

            SECTION 4.01. Duties of Servicer. The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the Collateral, accounting for collections, furnishing monthly and annual statements to the Owner Trustee, and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements. The Servicer shall, or cause the Administrator to, prepare, execute and deliver all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle or self help as permitted by applicable law. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

            SECTION 4.02. Collection of Receivable Payments; Modifications of Receivables.

            (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make all reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself or others and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

            (b) The Servicer may grant payment extensions only to the extent permissible in its "Collection and Servicing Guidelines" as in effect from time to time; provided, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending six months prior to the Class B Final Scheduled Payment Date.

            (c) Upon any extension not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with
Section 4.07.

            SECTION 4.03. Realization upon Receivables. Consistent with its customary procedures, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely and with respect to which the Servicer determines that such repossession or other action to be in the best interest of the Trust.

            SECTION 4.04. Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require each Obligor to obtain and maintain physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

            SECTION 4.05.     Maintenance of Security Interests in Financed
Vehicles.

            (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are reasonably necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Servicer hereby agrees that the designation of BMW FS as the secured party on the certificate of title is in its capacity as agent of the Issuer.

            (b) The Depositor, the Owner Trustee, the Indenture Trustee and the Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Indenture Trustee may take or cause to be taken such actions as may, in the opinion of counsel to the Indenture Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor.

            SECTION 4.06. Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

            (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein.

            (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust.

            (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02.

            (d) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names BMW FS or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property.

            SECTION 4.07. Purchase of Receivables Upon Breach. Upon discovery by any of the Servicer, the Seller, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the other; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this
Section 4.07. On or before the last day of the first Collection Period following its discovery or receipt of notice of the breach of any covenant set forth in Sections 4.02(b), 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders.

            SECTION 4.08. Servicing Fee. The Servicing Fee shall be payable to the Servicer on each Payment Date. That part of the Servicing Fee based on the Servicing Fee Rate shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee).

            SECTION 4.09. Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Payment Date pursuant to
Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable shall be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

            SECTION 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event.

            (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year 2006), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is a Servicer Termination Event under Section 8.01.

            SECTION 4.11. Assessment of Compliance and Annual Accountants' Attestation.

      (a) Within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year ending December 31, 2006), the Servicer shall:

            (i) deliver to the Issuer and the Administrator a report regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Issuer and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit F hereto delivered to the Issuer and the Administrator concurrently with the execution of this Agreement;

            (ii) deliver to the Issuer and the Administrator a report of a registered public accounting firm reasonably acceptable to the Issuer and the Administrator that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer and each Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Issuer and the Administrator an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section; and

            (iv) if requested by the Administrator, acting on behalf of the Issuer, deliver to the Issuer and the Administrator and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit E.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. The Administrator, acting on behalf of the Issuer, will not request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an Issuer whose asset pool includes the Receivables.

      (b)   Each assessment of compliance provided by a Subservicer pursuant to
Section 4.11(a)(iii) shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, Issuer and the Administrator on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 4.11(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer and the Issuer on the date of such appointment.

            SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer upon prior written notice to the Servicer of at least one Business Day. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

            SECTION 4.13. Term of Servicer. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

            SECTION 4.14. Access to Information Regarding Trust and Basic Documents. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. The Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV.

                                   ARTICLE V

                  DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

            SECTION 5.01.     Establishment of Accounts.

            (a) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall cause the Indenture Trustee to establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

            (b) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Issuer shall also cause to be established two administrative subaccounts within the Note Distribution Account at the Eligible Institution then maintaining the Note Distribution Account, which subaccounts shall be designated the "Interest Distribution Account" and the "Principal Distribution Account", respectively. The Interest Distribution Account and the Principal Distribution Account are established and maintained solely for administrative purposes.

            (c) The Issuer, for the benefit of the Noteholders and the Certificateholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

            (d) Pursuant to the Trust Agreement, the Owner Trustee, for the benefit of the Certificateholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that funds deposited therein are held for the benefit of the Certificateholders. The title of the Certificate Distribution Account shall be "BMW Vehicle Owner Trust 2006-A: Certificate Distribution Account for the benefit of the Certificateholders".

            (e) Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; provided, however, that if the Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in Federated No. 851 Prime Cash Obligation Institutional. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders or the Certificateholders, as applicable; provided, for each Collection Period such amount shall be calculated on the Determination Date and on each Payment Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the Collection Account for the related Collection Period shall be paid to the Servicer as part of the servicing compensation or to the Indenture Trustee as compensation. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Payment Date. Funds deposited in a Trust Account on a day that immediately precedes a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight.

            (f) In the event that there are Net Investment Losses in Eligible Investments chosen by the Servicer, the Servicer shall deposit into the Collection Account, no later than one Business Day prior to the Payment Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

            (g) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(f)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

                  (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

                  (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

                  (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the

                        Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

                  (iii) The Servicer shall have the power, revocable by the
            Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

            SECTION 5.02. Collections. The Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries on the Business Day prior to the Payment Date for so long as BMW Capital has the Minimum Required Rating. So long as BMW Capital has the Minimum Required Rating, the Servicer will remit all such amounts described in the preceding sentence within two Business Days of receipt to an account established and maintained by BMW Capital. If BMW Capital no longer has the Minimum Required Rating, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. Notwithstanding anything herein to the contrary, so long as BMW FS is the Servicer, BMW FS may withhold from the deposit into the Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Seller and pay such amounts directly to the Seller. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

            SECTION 5.03.     Application of Collections.

            All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Purchased Receivable), shall be applied to interest and principal in accordance with the Simple Interest Method.

            SECTION 5.04. Purchase Amounts. If BMW Capital has the Minimum Required Rating, the Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the Purchase Amount as described in the first sentence of Section 5.02. So long as BMW Capital has the Minimum Required Rating, the Servicer will deposit the Purchase Amount into an account established and maintained by BMW Capital, such deposit being made within two Business Days of the event giving rise to such Purchase Amounts. If BMW Capital no longer has the Minimum Required Rating, the Servicer or the Seller shall deposit or cause to be deposited in the Collection Account, on or prior to each Determination Date, the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Sections 4.07 and 9.01.



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



            SECTION 5.05.     Reserved.

            SECTION 5.06.     Distributions.

            (a) On each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

            (b) On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.09) to make the following deposits and distributions from Available Amounts on deposit in the Collection Account, and, in the event of a shortfall in meeting the payments described in clauses (i) through (v) below (an "Available Amounts Shortfall"), from amounts withdrawn from the Reserve Account, in the following order and priority:

                        (i) to the Servicer, the Servicing Fee (and any accrued and unpaid Servicing Fees from prior Collection Periods), and Nonrecoverable Advances;

                        (ii) to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class A Notes at their respective Class A Rate on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class A Noteholders on the preceding Payment Date; and (b) the excess, if any, of the amount of interest payable to the Class A Noteholders on prior Payment Dates over the amounts actually paid to the Class A Noteholders on those prior Payment Dates, plus interest on any such shortfall at the related Class A Rate to the extent permitted by law;

                        (iii) to the Principal Distribution Account, the First
            Priority Principal Distribution Amount, if any;

                        (iv) to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class B Notes at the Class B Rate on such Notes on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class B Noteholders on the preceding Payment Date and (b) the excess, if any, of the amount of interest payable to the Class B Noteholders on prior Payment Dates over the amounts actually paid to the Class B Noteholders on those prior Payment Dates, plus interest on any such shortfall at the Class B Rate to the extent permitted by law;

                        (v) to the Principal Distribution Account, the Second Priority Principal Distribution Amount, if any;

                        (vi) to the Reserve Account, the amount, if any, necessary to cause the amount on deposit in the Reserve Account to equal the Reserve Account Required Amount;

                        (vii) to the Principal Distribution Account, the Regular
            Principal Distribution Amount;

                        (viii) to the Indenture Trustee and the Owner Trustee,
            any accrued and unpaid Trust Fees and Expenses, in each case to the extent such fees and expenses have not been previously paid by the Servicer; provided that, until the Notes have been paid in full, the annual amount paid to the Trustees out of Available Amounts described in this clause (viii) shall not exceed $10,000; and

                        (ix) any Available Amounts remaining, if any, to the Certificate Distribution Account.

            On each Payment Date, the Servicer shall instruct the Indenture Trustee to distribute (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09), any amounts deposited into the Principal Distribution Account as payment of principal on the Notes pursuant to priority set forth in Section 8.02(d) of the Indenture. Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Percentage Interest is reduced to zero.

            SECTION 5.07.     Reserve Account.

            (a) On or prior to the Closing Date, the Issuer shall cause to have deposited an amount equal to the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes. The Reserve Account shall be an asset of the Issuer.

            (b) In the event that the Servicer's Certificate states that there is an Available Amounts Shortfall, then the Indenture Trustee shall withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such Reserve Account Withdrawal Amount into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Payment Date.

            (c) In the event that the amount on deposit in the Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on such Business Day prior to a Payment Date) is greater than the Reserve Account Required Amount on any Payment Date, the Indenture Trustee shall release and distribute all such amounts on such Payment Date to the Certificateholders. Upon any such distribution to the Certificateholders, the Noteholders shall have no further rights in, or claims to, such amounts.

            (d) In the event that, on any Payment Date, the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Available Amounts remaining after the payment of the amounts set forth in
Section 5.06(b)(i) through (v), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Payment Date.

            (e) Subject to Section 9.01, amounts on deposit in the Reserve Account will continue to be applied pursuant to Section 5.06 following payment in full of the Outstanding Amount of the Notes until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to the Certificateholders.

            SECTION 5.08. Statements to Securityholders. On each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency and each Paying Agent (if any)) for the Indenture Trustee to forward to, or make available to, each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement in electronic format acceptable to the Indenture Trustee substantially in the form of Exhibit B setting forth at least the following information as to the Securities to the extent applicable:

            (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes on such Payment Date;

            (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes on such Payment Date;

            (c) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class as of the close of business on the related Payment Date, after giving effect to payments allocated to principal reported under clause (a) above;

            (d) the amount of the Servicing Fee paid to the Servicer and the amount of any fees payable to the Owner Trustee, the Custodian or the Indenture Trustee with respect to the related Collection Period;

            (e) the amount of any interest carryover shortfall on such Payment Date and the change, if any, in such amounts from those with respect to the immediately preceding Payment Date;

            (f) the aggregate amounts of Realized Losses, if any, with respect to the related Collection Period;

            (g) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

            (h) the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Payment Date, if any; (i) the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account with respect to such Payment Date;

            (j) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

            (k) the aggregate principal balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

            (l) any Available Amounts Shortfall after giving effect to payments on such Payment Date, and any change in such amounts from the preceding statement;

            (m) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

            (n) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

            (o) the amount to be distributed to the Certificate Distribution Account;

            (p) the aggregate Principal Balance and number of Receivables with respect to which the Servicer granted a deferment;

            (q) the Yield Supplement Overcollateralization Amount for the next Payment Date

            (r)   the Target Credit Enhancement Overcollateralization Amount;
and

            (s)   the Specified Credit Enhancement Amount.

            Each amount set forth on the Payment Date statement under clauses
(a), (b) or (l) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

            The Indenture Trustee will make such report (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders and the Rating Agencies via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "https://www.tss.db.com/invr". Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by requesting such in writing sent to the Corporate Trust Office and indicating such. The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

            SECTION 5.09.     Reserved.

            SECTION 5.10.     Reserved.

            SECTION 5.11.     Advances by the Servicer.

            (a) By the close of business on the day required by Section 5.02, the Servicer shall deposit into the Collection Account, out of its own funds, the related Advance.

            (b) On each Payment Date, the Servicer shall reimburse itself for the Outstanding Amount Advanced to the extent of actual collections of late scheduled payments.

            (c) If the Servicer determines that any advance made pursuant to this Section 5.11 has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced.

                                   ARTICLE VI

                                  THE DEPOSITOR

            SECTION 6.01. Representations, Warranties and Covenants of Depositor. The Depositor makes the following representations, warranties and covenants to the Issuer, the Servicer, the Indenture Trustee and the Seller and on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations, warranties and covenants speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

            (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

            (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary action.

            (d) Valid Sale; Binding Obligation. This Agreement effects a valid transfer and assignment of the Receivables and the other Trust property related thereto conveyed by the Depositor to the Trust hereunder, in each case enforceable against creditors of and purchasers from the Depositor. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the limited liability company agreement of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

            (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Trust, the Notes or the Certificates.

            (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

            SECTION 6.02. Company Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

            SECTION 6.03. Liability of Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

            SECTION 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction),
(x) the Depositor shall have delivered to the Owner Trustee, the Indenture

Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

            SECTION 6.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

            SECTION 6.06. Depositor May Own Securities. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

            SECTION 6.07. Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Commission pursuant to the Securities Act or the Exchange Act that relate specifically to the Trust, the Notes or the Certificates.

            SECTION 6.08. Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                  ARTICLE VII

                                  THE SERVICER

            SECTION 7.01. Representations, Warranties and Covenants of Servicer. The Servicer makes the following representations, warranties and covenants upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations, warranties and covenants speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Servicer is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Servicer is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer and its subsidiaries, considered as one enterprise. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

            (b) Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

            (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

            (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

            (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

            (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

            SECTION 7.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

            (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all reasonable and duly documented costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

            (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes), and any reasonable costs and expenses in defending against the same.

            (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all reasonable and duly documented costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

            For purposes of this Section, in the event of the termination of the rights and obligations of BMW FS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

            Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

            SECTION 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. The


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Servicer shall be permitted to transfer and assign its duties and obligations under this Agreement to an affiliate that has succeeded to substantially all of the assets and liabilities of the Servicer in connection with a reorganization of the Servicer; provided that the resulting entity represents and warrants that it is not less creditworthy than the Servicer immediately prior to such reorganization.

            SECTION 7.04.     Limitation on Liability of Servicer and Others.

            (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

            (b) The parties expressly acknowledge and consent to the Indenture Trustee simultaneously acting in the capacity of successor Servicer and Indenture Trustee. The Indenture Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

            SECTION 7.05.     Appointment of Subservicer or Subcontractor.

            (a) The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided however, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

            (b) The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission. The Servicer shall be responsible for obtaining from each

Subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such Subservicer under Section 4.10, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 4.11 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 4.11(a)(iv) as and when required to be delivered.

            (c) The Servicer shall promptly upon request provide to the Issuer or the Administrator, acting on behalf of the Issuer, a written description (in form and substance satisfactory to the Issuer and the Administrator) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuer and the Depositor to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

            With respect to the obligations set forth in this Agreement and the Indenture, the Indenture Trustee's responsibilities relating to Item 1122 of Regulation AB shall solely be those set out in Section 3.09(b) of the Indenture.

            SECTION 7.06.     Servicer Not to Resign.

            (a) Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

            (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor Servicer acceptable to the Indenture

Trustee has assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.03. If no Servicer has been appointed within 30 days of resignation or removal, or the date upon which any regulatory authority requires such resignation, the Indenture Trustee may petition any court of competent jurisdiction for such appointment.

            SECTION 7.07. Servicer May Own Securities. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Securities so owned by or pledged to Servicer or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Securities of the same class.

            SECTION 7.08.     Information to be Provided by the Servicer.

            (a) At the request of the Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuer and the Administrator in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuer and the Administrator a description of such proceedings.

            (b) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or
(ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Issuer, the Administrator and the Depositor, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer and the Administrator of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer and the Administrator, all information reasonably requested by the Issuer or the Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

            (c) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer or the Administrator, acting on behalf of the Issuer, the Servicer shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

            SECTION 7.09.     Remedies.

            (a) The Servicer shall be liable to the Issuer, the Administrator and the Depositor for any monetary damages incurred as a result of the failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants' letter or other material when and as required under Article IV, including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

            (b) The Seller shall promptly reimburse the Issuer and the Administrator for all reasonable expenses incurred by the Issuer or Administrator as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Receivables to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Issuer or Administrator may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                  ARTICLE VIII

                                     DEFAULT

            SECTION 8.01. Servicer Termination Events. For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

            (a) any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

            (b) failure on the part of the Servicer duly to observe or perform, in any material respect, any covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Noteholders and (ii) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 50% of the Outstanding Amount of the Notes of the Controlling Class;

            (c) the occurrence of an Insolvency Event with respect to the Servicer; or



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



            (d) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation or accountants' letter when and as required (including, without limitation, any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB), which continues unremedied for [ten] calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered.

            SECTION 8.02.     Consequences of a Servicer Termination Event.

            (a) If a Servicer Termination Event shall occur (other than a Servicer Termination Event set forth in clause 8.01(d)) the Indenture Trustee may, and at the direction of Noteholders evidencing 50% of the Outstanding Amount of the Notes of the Controlling Class shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer.

      In the case of a Servicer Default set forth in clause 8.01(d), so long as the Servicer Default shall not have been remedied, the Issuer (or the Administrator, acting on behalf of the Issuer) shall be entitled to terminate, in its sole discretion, the rights and obligations of the Servicer as servicer under this Agreement; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect; provided, however, that the Issuer shall not be entitled to terminate the rights and obligations of the Servicer pursuant to this section if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to receivables other than the Receivables.

      On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the successor Servicer appointed by the Controlling Class; provided, however, that such successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that such successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise.

            (b) All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing duties to the successor


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



Servicer and amending this agreement to reflect such succession as Servicer, shall be paid by the predecessor Servicer.

            (c) The predecessor Servicer shall cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the predecessor Servicer's responsibilities and rights hereunder including, without limitation, providing the Indenture Trustee and successor Servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to perform the Servicer's functions hereunder and the transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which shall at the time or thereafter be or should have been deposited by the predecessor Servicer in the Collection Account and any other Trust Account maintained with respect to the Securities. Neither the Indenture Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor Servicer to cooperate or
(iii) restrictions imposed by any regulatory authority having jurisdiction over the predecessor Servicer.

            (d) The successor Servicer will not be responsible for delays attributable to the predecessor Servicer's failure to deliver information, defects in the information supplied by the predecessor Servicer or other circumstances beyond the control of the successor Servicer.

            (e) The successor Servicer will make arrangements with the predecessor Servicer for the prompt and safe transfer of, and the predecessor Servicer shall provide to the successor Servicer, all necessary servicing files and records held by the predecessor Servicer with respect to the Receivables including the Receivable File and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The predecessor Servicer shall be obligated to pay the reasonable costs associated with the transfer of the servicing files and records to the successor Servicer.

            (f) The successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties if any such failure or delay results from the successor Servicer acting in accordance with information prepared or supplied by a person other than the successor Servicer of the failure of any such person to prepare or provide such information. The successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the predecessor Servicer, the Issuer, the Owner Trustee or the Indenture Trustee or for any inaccuracy or omission in a notice or communication received by the successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Receivable with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Receivable.

            SECTION 8.03.     Appointment of Successor Servicer.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

            (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, or if the Indenture Trustee is legally unable or unwilling to act as Servicer, the Controlling Class may exercise at any time its right to appoint a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 50% of the Outstanding Amount of the Notes of the Controlling Class may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

            (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

            SECTION 8.04. Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

            SECTION 8.05. Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes of the Controlling Class may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01.     Optional Purchase of All Receivables.

            (a) On the Payment Date following the last day of a Collection Period as of which the Pool Balance is equal to or less than 10% of the sum of the Initial Pool Balance, the Servicer shall have the option to purchase the Receivables from the Trust. To exercise such option, the Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the Redemption Price and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

            (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

            (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations to make payments to Certificateholders of, the Indenture Trustee pursuant to this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01.    Amendment.

            (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further, that such action shall not be deemed to adversely affect in any material respect the interests of any Noteholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of any rating then assigned to the Notes.

            (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Note Balance and the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the aggregate Certificate Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Notes of the Controlling Class and the Certificate Percentage Interests, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

            Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

            It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

            Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

            SECTION 10.02.     Protection of Title to Trust.

            (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

            (b) Neither the Depositor nor the Servicer shall change its name or structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-507 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

            (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any change of its jurisdiction of organization (within the meaning of the UCC) if, as a result of such change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its chief executive office, within the United States of America.

            (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) a person adequately trained in the use of the Servicer's data system to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

            (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is held by the Indenture Trustee for BMW Vehicle Owner Trust 2006-A. Indication of such Receivable's inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

            (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

            (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

            (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within 15 Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

            (i) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest. Each Opinion of Counsel referred to in clause (i) or (ii) of this paragraph shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

            SECTION 10.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President Finance and Risk; (b) in the case of the Servicer, Administrator and Custodian, to BMW FS, 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President Finance and Risk; (c) in the case of the Indenture Trustee, to Deutsche Bank Trust Company Americas, 60 Wall Street, New York, NY 10005,
Attention: Structured Finance Services - BMW 2006-A; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement); (e) in the case of Moody's, to 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department; and (f) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041,
Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            SECTION 10.04. Assignment by the Depositor or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

            SECTION 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the

Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

            SECTION 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 10.07. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

            SECTION 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 10.09. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            SECTION 10.10. Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

            SECTION 10.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

            SECTION 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee.

            (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

            (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee, and in no event shall Deutsche Bank Trust Company Americas have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

            SECTION 10.13. Depositor Payment Obligation. The Depositor shall be responsible for the payment of all fees and expenses of the Trust, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain or monitor the renewal of any required license of the Trust under the Pennsylvania Motor Vehicle Sales Finance Act.

            SECTION 10.14. Intent of the Parties; Reasonableness. The Seller, Servicer, Sponsor and Issuer acknowledge and agree that the purpose of Article IV and Article VII of this Agreement is to facilitate compliance by the Issuer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

      None of the Sponsor, the Administrator nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer or the Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with this transaction, the Servicer shall cooperate fully with the Administrator and the Issuer to deliver to the Administrator or Issuer, as applicable (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer or the Administrator to permit the Issuer or Administrator (acting on behalf of the Issuer) to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Issuer or the Administrator to be necessary in order to effect such compliance.

      The Issuer and the Administrator (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment or the Issuer or the Administrator, as applicable, to comply with Regulation AB.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    BMW VEHICLE OWNER TRUST 2006-A

                                    By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Owner Trustee

                                    By:  /s/  Patricia A. Evans
                                        -------------------------------
                                        Name:  Patricia A. Evans
                                        Title:  Vice President

                                    BMW FS SECURITIES LLC

                                    By:  /s/  Joachim Herr
                                        -------------------------------
                                        Name:  Joachim Herr
                                        Title:  Treasurer

                                    By:  /s/  Robert E. Devine
                                        -------------------------------
                                        Name:  Robert E. Devine
                                        Title:  Vice President

                                    BMW FINANCIAL SERVICES NA, LLC

                                    By:  /s/  Joachim Herr
                                        -------------------------------
                                        Name:  Joachim Herr
                                        Title:  Treasurer

                                    By:  /s/  Robert E. Devine
                                        -------------------------------
                                        Name:  Robert E. Devine
                                        Title:  President

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        not in its individual capacity but
                                        solely as Indenture Trustee

                                    By:  /s/  Irene Siegel
                                        -------------------------------
                                        Name:  Irene Siegel
                                        Title:  Vice President

                                    By:  /s/  Aranka R. Paul
                                        -------------------------------
                                        Name:  Aranka R. Paul
                                        Title:  Assistant Vice President

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

            [To be Delivered to the Indenture Trustee at Closing]

                                   SCHEDULE B

                          LOCATION OF RECEIVABLE FILES

BMW Financial Services NA, LLC
5550 Britton Parkway
Hilliard, Ohio 43026

                                   SCHEDULE C

                YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

                           [To be provided separately]

                                    EXHIBIT A

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

             UNDER SECTION 3.02(A) AND 3.02(B) OF THE RECEIVABLES
                               PURCHASE AGREEMENT

                                    EXHIBIT B

              FORM OF PAYMENT DATE STATEMENT TO SECURITYHOLDERS

                         BMW Financial Services NA, LLC
                         BMW Vehicle Owner Trust 2006-A
                  Payment Date Statement to Securityholders


 PRINCIPAL DISTRIBUTION AMOUNT
--------------------------------------------------------------------------------
Class A-1 Notes:            ($ per $1,000 original principal balance)
Class A-2 Notes:            ($ per $1,000 original principal balance)
Class A-3 Notes:            ($ per $1,000 original principal balance)
Class A-4 Notes:            ($ per $1,000 original principal balance)
Class B Notes:              ($ per $1,000 original principal balance)

 AVAILABLE INTEREST
Class A-1 Notes:            ($ per $1,000 original principal balance)
Class A-2 Notes:            ($ per $1,000 original principal balance)
Class A-3 Notes:            ($ per $1,000 original principal balance)
Class A-4 Notes:            ($ per $1,000 original principal balance)
Class B Notes               ($ per $1,000 original principal balance)

 NOTE BALANCE:
Class A-1 Notes:
Class A-2 Notes:
Class A-3 Notes:
Class A-4 Notes:
Class B Notes:

 NOTE POOL FACTOR:
Class A-1 Notes:
Class A-2 Notes:
Class A-3 Notes:
Class A-4 Notes:
Class B Notes:

SERVICING FEE

OWNER TRUSTEE FEE

INDENTURE TRUSTEE FEE

INTEREST CARRYOVER SHORTFALL

REALIZED LOSSES

POOL BALANCE

Reserve Account balance

Reserve Account Deposits and Withdrawals

Reserve Account Withdrawal Shortfall

Liquidated Receivables or Purchased Receivables

Principal Balance of Receivables and number of Receivables that were delinquent:

      30 to 59 days

      60 to 89 days

      90 days or more

Available Amounts Shortfall

Purchase Amounts

Principal Balance of Receivables and number of Receivables that were repossessed

Certificate Distribution Account Amount

Principal Balance and Number of deferments granted by Servicer

Yield Supplement Overcollateralization Amount

Specified Credit Enhancement Amount

Target Credit Enhancement Overcollateralization Amount

                                    EXHIBIT C

                         FORM OF SERVICER'S CERTIFICATE

                            [Available from Servicer]

                                    EXHIBIT D

                            FORM OF DEALER AGREEMENT

                            [Available from Servicer]

                                    EXHIBIT E

                          FORM OF ANNUAL CERTIFICATION


      Re: The Sale and Servicing Agreement dated as of September 1, 2006, (the "Agreement"), among BMW VEHICLE OWNER TRUST 2006-A (the "Issuer"), BMW FS SECURITIES LLC (the "Depositor"), BMW FINANCIAL SERVICES NA, LLC, as the seller (in such capacity, the "Seller"), as the sponsor (in such capacity, the "Sponsor"), as servicer (in such capacity, the "Servicer"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (the "Indenture Trustee").


      I, ________________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Receivables by the Company during 200[ ] that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

                  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuer, the Administrator, the Depositor and the Trustees. Any material instances of noncompliance described in such reports have been disclosed to the Issuer, the Administrator and the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.





                                    Date: _________________________


                                    By:  ________________________
                                    Name:
                                    Title:

                                    EXHIBIT F

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Servicer, shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------
REFERENCE                           CRITERIA
--------------------------------------------------------------------------------

                        GENERAL SERVICING CONSIDERATIONS
--------------------------------------------------------------------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in accordance with the transaction agreements.

--------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
--------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.
--------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of the transaction agreements.
--------------------------------------------------------------------------------

                       CASH COLLECTION AND ADMINISTRATION
--------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

--------------------------------------------------------------------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
--------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as
                  specified in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                  transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(v)    Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
--------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized access.

--------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REFERENCE                           CRITERIA
--------------------------------------------------------------------------------

                       INVESTOR REMITTANCES AND REPORTING
--------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                  agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                  are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of receivables serviced by the Servicer.
--------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such
                  other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
--------------------------------------------------------------------------------

                           POOL ASSET ADMINISTRATION
--------------------------------------------------------------------------------
1122(d)(4)(i)     Collateral or security on receivables is maintained as
                  required by the transaction agreements or related receivables documents.
--------------------------------------------------------------------------------
1122(d)(4)(ii)    Receivables and related documents are safeguarded as required by the transaction agreements
--------------------------------------------------------------------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(iv)    Payments on receivables, including any payoffs, made in
                  accordance with the related receivables documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                  specified in the transaction agreements, and allocated to
                  principal, interest or other items (e.g., escrow) in
                  accordance with the related receivables documents.
--------------------------------------------------------------------------------
1122(d)(4)(v)     The Servicer's records regarding the receivables agree with the Servicer's records with respect to an obligor's unpaid principal balance.
--------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an obligor's receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with usual customary procedures.
--------------------------------------------------------------------------------

1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with usual customary procedures.
--------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at
                  least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or
                  unemployment).
--------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  receivables with variable rates are computed based on the
                  related receivables documents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REFERENCE                           CRITERIA
--------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's receivables documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                  receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full
                  repayment of the related receivables, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                  maintained as set forth in the transaction agreements.
--------------------------------------------------------------------------------



                                    By:  _______________________________
                                          Name:
                                          Title: